Exhibit 10.1
FOURTH AMENDMENT TO THE LOAN AGREEMENT
THIS FOURTH AMENDMENT TO THE LOAN AGREEMENT (this “Agreement”) is made and entered into effective as of July 1, 2010 (the “Effective Date”), by and between WESTERN DUBUQUE BIODIESEL, LLC, an Iowa limited liability company (the “Borrower”), and BEAL BANK NEVADA, a Nevada corporation (the “Lender”).
WITNESSETH:
A. Pursuant to that certain Construction-Term Loan Agreement (as modified, the “Loan Agreement”), dated October 25, 2006, by and between the Borrower and BankFirst (the “Original Lender”), the Original Lender made a loan (the “Loan”) to the Borrower, evidenced by that certain Promissory Note (as modified, the “Note”), dated October 25, 2006, in the stated principal amount of $35,500,000.00, executed and delivered by the Borrower and payable to the order of the Original Lender.
B. The Loan and the Note are secured by, among other things, (i) that certain Mortgage (Open End) (as modified, the “Mortgage"), dated October 25, 2006, executed by the Borrower for the benefit of the Lender and its assigns and which has been recorded on November 8, 2006 under File No. 2006-00017435 in the Office of the Recorder for the County of Dubuque, Iowa; and that certain Security Agreement (as modified, the “Security Agreement"), dated October 25, 2006, by and between the Borrower and the Original Lender. The Mortgage encumbers, among other things, the real property described on Exhibit “A” attached hereto and all improvements thereon (all property encumbered by the Mortgage or any other Loan Document is referred to herein as the “Property").
C. The Note, the Mortgage, the Security Agreement and the other documents executed and/or delivered in regard to the Loan are collectively referred to in this Agreement as the “Loan Documents").
D. Lender has acquired all right, title and interest of the Federal Deposit Insurance Corporation (the “FDIC”), as Receiver for Original Lender, with regard to the Loan, the Note and the Loan Documents.
E. Lender and Borrower desire to modify, but not replace, the Note and the other Loan
Documents as set forth herein.
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:
1. Summary of Modifications. The Loan, the Note and the other Loan Documents are hereby modified as follows:

As of the Effective Date, and on the first day of each month following the Effective Date, up to and including November 1, 2010, the monthly payment due from the Borrower to the Lender pursuant to Section 1 B (b) (i) of the Note, will be $150,000.00. So long as no Event of Default, as such term is defined in the Loan Agreement, exists, such payments will be applied first to accrued and unpaid interest and then to any late fees, if any, due in regard to the Loan, with the remainder, if any, of each such payment to be applied to the principal balance of the Loan and the Note. If an Event of Default does exist, each such payment will be applied in the order and manner as determined by the Lender. Commencing on December 1, 2010, and on the first day of each month thereafter, the monthly payment of principal and interest due on the Note will be calculated, paid and applied as provided in Section 1 B (b) (i) of the Note.
2. Borrower and Lender agree that as of the Effective Date, and prior to the application of the payment made by the Borrower as of the Effective Date, the unpaid principal balance of the Loan is $24,806,327.84.
3. All payments due on the Loan shall be paid to Lender at c/o CLMG Corp., 7195 Dallas Parkway, Plano, TX 75024, or such other address as Lender may hereafter from time to time designate in a written notice to Borrower.
4. AS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO THIS AGREEMENT, BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS (WHETHER OR NOT A PARTY HERETO) (BORROWER AND SUCH SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE THE LENDER, THE FDIC, BOTH IN ITS CORPORATE CAPACITY AND AS RECEIVER FOR THE ORIGINAL LENDER, THE ORIGINAL LENDER, EACH OWNER OF A PARTICIPATION OR OTHER INTEREST IN THE LOAN AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY THEREOF RELATING TO THE LOAN, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE NOTE OR ANY OTHER LOAN DOCUMENT WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL., OR ANY THEREOF, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AGREEMENT.

5. As an additional material inducement to Lender to enter into this Agreement,
Borrower hereby represents and warrants to Lender that:
(a)	the Loan Documents are in full force and effect and Borrower has no defense, counterclaim or offset to the Loan or any of the Loan Documents, as all are modified hereby;

(b)
the representations and warranties of Borrower set forth in the Loan Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the Effective Date and shall continue in full force and effect; and

(c)	this Agreement constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with the terms hereof.
The representations and warranties of Borrower contained in this Agreement and in the Loan Documents shall survive the consummation of the transactions contemplated by this Agreement.
6. In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, Borrower agrees to execute and/or deliver from time to time upon request by Lender such other documents and instruments, and take such other action, as Lender may request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement.
7. Borrower hereby affirms, confirms, ratifies, renews and extends the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges created or arising by virtue of the Loan Documents, as modified hereby, until all of the indebtedness and obligations relating to the Loan have been paid and performed in full. Borrower confirms that (i) neither the Lender nor any prior owner or holder of the Loan has released, forgiven, discharged, impaired, waived or relinquished, and does not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, liens, security interests, collateral, parties, remedies or any other matter with respect to the Loan, or any of the Loan Documents, but rather Lender is expressly retaining and reserving the same to their fullest extent.
8. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. Nothing contained in this paragraph shall act to amend or modify any of the provisions of the Loan Documents which restrict or prohibit assignment or transfer.
9. Neither this Agreement nor any provision of the Loan Documents may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.
10. THIS AGREEMENT AND THE OTHER DOCUMENTS ENTERED INTO IN REGARD TO THE LOAN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

11. This Agreement may be executed in multiple counterparts
EXECUTED as of the day and year first above written.

BORROWER:

WESTERN DUBUQUE BIODIESEL, LLC

By:	/s/ Bruce Klostermann

Name:	Bruce Klostermann

Title:	V. Chair

LENDER:

BEAL BANK NEVADA

By:	/s/ James Erwin

Name:	James Erwin

Title:	Authorized Signatory

ACKNOWLEDGEMENTS

STATE OF IOWA	)
)
COUNTY OF DUBUQUE	)
This instrument was acknowledged before me on July 16, 2010, by Bruce Klostermann the Vice-Chair of WESTERN DUBUQUE BIODIESEL, LLC, an Iowa limited liability company, on behalf of said limited liability company.

Notary Seal
AMANDA E. KNIPPER
Commission Number 754501
My Comm. Exp. 8/28/11

/s/ Amanda E. Knipper

Notary Public
My Commission expires:	8/28/11

STATE OF TEXAS	)
)
COUNTY OF COLLIN	)
This instrument was acknowledged before me on July 22nd, 2010, by James Erwin, the authorized signatory of BEAL BANK NEVADA, a Nevada corporation, on behalf of said corporation.

Notary Seal
RUTH B. HARRISON
Notary Public, State of Texas
My Commission Expires
April 24, 2013

/s/ Ruth B. Harrison

Notary Public
My Commission expires:	4/24/2013

EXHIBIT “A”
The Property
Legal Description
Lot 2 of Farley Industrial Park No. 5, Dubuque County, Iowa.